CLIFFWATER CORPORATE LENDING FUND

Class A Shares (CCLDX)
Class I Shares (CCLFX)

October 22, 2020

SUPPLEMENT TO PROSPECTUS

DATED APRIL 29, 2020

Effective October 22, 2020, the table and accompanying footnotes in the section “FUND FEES AND EXPENSES” beginning on page 11 of the Prospectus are deleted in their entirety and replaced with the following:

	Class A Shares	Class I Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	5.00%	0.00%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Management Fees(3)	1.13%	1.13%
Distribution and Servicing Fee(4)	0.75%	0.00%
Fees and Interest Payments on Borrowed Funds(5)	0.60%	0.60%
Acquired Fund Fees and Expenses(5)	0.27%	0.27%
Other Expenses(5)	0.39%	0.39%
Total Annual Expenses(6)	3.14%	2.39%

(1)	Investors in Class A Shares may be charged a sales charge of up to 5.00% of the subscription amount.

(2)

This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value. This table assumes estimated average net assets of approximately $500 million.

(3)

Management Fees include the Investment Management Fee paid to the Investment Manager at an annual rate of 1.00% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. Management Fees also include portfolio management fees of the Sub-Advisers. The fees the Sub-Advisers charge the Fund are based on the Sub-Adviser’s sub-advisory agreement. The portfolio management fees paid to a Sub-Adviser will range from 0.65% to 1.00% of the allocable portion of the Fund’s assets managed by such Sub-Adviser. The Investment Management Fee paid to the Investment Manager and the portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(4)

The Fund has been granted exemptive relief by the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class A Shares. Investors will pay a Distribution and Servicing Fee of up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A Shares, which, pursuant to the conditions of the Fund’s exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN.”

(5)	Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(6)	There are no Class A shares outstanding as of the date of this Prospectus.

Please retain this Supplement for future reference.